Exhibit 99.2

NASDAQ: ABUS www.arbutusbio.com May 2, 2024 Corporate Presentation © 2024 Arbutus Biopharma, Inc.

Forward - Looking Statements © 2024 Arbutus Biopharma, Inc. 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuits ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; and the parties may never realize the expected benefits of the collaborations . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

Our Strategy for Value Creation Leverage the proven track record of success established with our team's expertise in understanding and treating viral infections by discovering and developing a differentiated pipeline of therapies targeting chronic HBV. Develop a combination therapy that includes antivirals and immunologics to provide a finite duration treatment for people with cHBV that results ≥20% functional cure rate. HBV: Hepatitis B Virus | cHBV: chronic HB V © 2024 Arbutus Biopharma, Inc. 3

Investment Highlights Strong financial position Indications with significant unmet medical need & large market opportunities Patented LNP technology Portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing a functional cure for HBV Cash runway through Q2 2026 Data shows imdusiran is generally safe and well - tolerated and has shown meaningful suppression of HBsAg while on - or off - treatment RNAi therapeutic PD - L1 inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro® and seeking damages from patent litigation suits filed against Moderna & Pfizer/BioNTech for COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | HBsAg: Hepatitis B surface antigen © 2024 Arbutus Biopharma, Inc. 4

Pipeline AB - 101 cHBV Imdusiran (AB - 729) cHBV RNAi Therapeutic PD - L1 Inhibitor AB - 101 - 001 single - /multiple - ascending dose Pre - Clinical Phase 1 Phase 2 Phase 3 Marketed AB - 729 - 201 Combo trial (imdusiran + Peg - IFNα - 2a + NA) AB - 729 - 202 Combo trial (imdusiran + vaccine + NA +/ - nivolumab) AB - 729 - 203 Combo trial (imdusiran + NA + durvalumab) NA: Nucleoside Analogue © 2024 Arbutus Biopharma, Inc. 5

HBV Overview Cause & Symptoms Life - threatening liver infection caused by hepatitis B virus (HBV) Transmitted through body fluids and from mother to child Long - term chronic infection (cHBV) leads to higher risk of cirrhosis and/or liver cancer Diagnosis HBsAg detection Additional biomarkers necessary to determine stage of disease Treatments NA therapy – lifelong daily therapy, aimed at reducing HBV DNA and risk of cirrhosis and/or HCC Peg - IFNα – administered weekly; poorly tolerated <5% of patients achieve functional cure Rationale Need for finite and more efficacious HBV treatments that further improve long - term outcomes and increase functional cure rate Combination therapy with different MOAs will be required to reduce HBsAg, suppress HBV DNA, and boost immune system HBsAg : HBV Surface Antigen | HCC: Hepatocellular carcinoma © 2024 Arbutus Biopharma, Inc. 6 Sources for all data on slide: 1 Hepatitis B Fact Sheet, WHO https://www.who.int/news - room/fact - sheets/detail/hepatitis - b ; Hep B Foundation link https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ ; Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign - Born Persons Living in the US by Country of Origin 2 Pegasys, PEG - Intron, Baraclude and Viread Package Inserts

Africa 60M SE Asia 39M W Pacific 115M EU 15M E Mediterranean 21M Americas 7M ~820k people die every year as a consequence despite the availability of effective vaccines and antivirals. >290M people are chronically infected with HBV, globally. >290M Chronic HBV Sources: https://www.who.int/news - room/fact - sheets/detail/hepatitis - b HBV Presents a Significant Unmet Medical Need 30M 6.6M 2.3% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. 10.5% Diagnosed 2M USA 15M Europ e 90M China SOC: Standard of Care © 2024 Arbutus Biopharma, Inc. 7 https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/

Suppress Reduce Boost Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response Viral DNA and cccDNA Pool NA RNAi Viral Antigen - HBsAg RNAi Host Immune System RNAi PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2024 Arbutus Biopharma, Inc. 8

RNAi Therapeutic 9 © 2024 Arbutus Biopharma, Inc.

Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies Imdusiran RNAi Therapeutic Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing GalNAc n Linker sAg Polymerase, Core Ag, eAg, pgRNA sAg HBx © 2024 Arbutus Biopharma, Inc. 10

AB - 729 - 001 Phase 1a/1b Clinical Trial : Key Takeaways Imdusiran provided robust and comparable HBsAg declines regardless of dose, dosing interval, HBeAg or DNA status A reduction in HBsAg and HBV DNA was sustained in the majority of patients that stopped all treatments Imdusiran was generally safe and well - tolerated after completing dosing in over 40 CHB patients Imdusiran results in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients Imdusiran 60 mg every 8 weeks for 24 to 48 weeks selected for Phase 2 trials © 2024 Arbutus Biopharma, Inc. 11

AB - 729 - 201: Phase 2a POC Clinical Trial Imdusiran in combination with ongoing NA therapy and short courses of Peg - IFNα - 2a in cHBV patients Follow - up (24 - weeks) A1: Imdusiran + NA + IFN (n=12) A2: NA + IFN (n=13) B1: Imdusiran + NA + IFN (n=8) B2: NA + IFN (n=10) Imdusiran + NA (60mg Q8W) n=43 HBeAg - Randomize Follow - up (24 - weeks) Weeks 1 24 28 52 40 Primary objective : evaluate safety and tolerability of imdusiran in combination with Peg - IFNa - 2a in patients with NA - suppressed cHBV POC: Proof of Concept © 2024 Arbutus Biopharma, Inc. 12 After 24 - weeks of follow - up, patients are assessed to stop NA therapy. Those patients that stop NA therapy will be followed for an additional 48 weeks Preliminary data through 12 weeks of IFN treatment for the first 12 subjects were presented at EASL Congress 2023; additional data to be presented at EASL Congress 2024 Multi - center, open - label Phase 2a Preliminary end - of - treatment data expected in 1H 2024

Individual and Mean HBsAg Results by Cohort Over Time © 2024 Arbutus Biopharma, Inc. 13 AB - 729 - 201: Imdusiran Treatment Led to Consistent HBsAg Declines; IFN may contribute to additional declines Mean (SE) HBsAg log 10 Change from Baseline at Key Timepoints Data presented at EASL 2023 Preliminary results: Treatment was generally well tolerated with continued HBsAg declines in some patients during the IFN treatment period Mean HBsAg decline during lead - in phase was 1.6 log 10 at week 24 of treatment 93% of patients (38 of 41 randomized) had HBsAg levels <100 IU/mL during treatment period 4 patients reached HBsAg levels <LLOQ during IFN treatment

POC Phase 2a clinical trial evaluating imdusiran in combination with Barinthus Bio’s immunotherapeutic, VTP - 300, NA and with or without low dose nivolumab AB - 729 - 202: Phase 2a POC Clinical Trial Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP - 300 or placebo At Week 48 all participants who are eligible to discontinue NA therapy will be followed for an additional 48 weeks Preliminary results presented at AASLD The Liver Meeting 2023; additional data to be presented at EASL Congress 2024 Clinical trial expanded to include an additional arm with nivolumab (Opdivo ® ) with preliminary data expected in 2H 2024 Full rights retained by the Companies of their respective product candidates and all costs split equally Follow - up (24 - 48 weeks) VTP - 300 + NA (n=20) NA + placebo (n=20) Weeks 1 Imdusiran + NA (60mg Q8W) n=40 Randomize Imdusiran + NA (60mg Q8W) n=22 24 VTP - 300 + NA + Nivo Weeks 1 48 24 26 48 Follow - up (24 - 48 weeks) Preliminary end - of - treatment data for imdusiran + VTP - 300 + NA expected in 1H 2024 © 2024 Arbutus Biopharma, Inc. 14 POC: Proof of Concept

AB - 729 - 202: HBsAg Levels were Reduced and Sustained with Imdusiran and VTP - 300 Treatment Mean HBsAg Change from Baseline and Key Milestones Data presented at AASLD 2023 © 2024 Arbutus Biopharma, Inc. 15 Mean HBsAg Change from Baseline by Treatment Group Preliminary results: Robust reductions of HBsAg were seen during the imdusiran treatment period, with 33/34 (97%) of patients <100 IU/mL at the time of VTP - 300/placebo administration VTP - 300 appears to maintain low HBsAg levels in the early post - treatment period, as the mean HBsAg levels in the placebo group begin to rebound starting ~12 weeks after the last dose of imdusiran All VTP - 300 treated patients have maintained HBsAg <100 IU/mL through Week 48, 60% have maintained HBsAg <10 IU/mL, and all have qualified to stop NA therapy

AB - 729 - 203: Phase 2a POC Clinical Trial Imdusiran in combination with NA therapy and intermittent low doses of durvalumab, an anti - PD - L1 monoclonal antibody Primary objective : evaluate safety, tolerability and antiviral activity of imdusiran and NA therapy in combination with durvalumab N=30 virologically - suppressed patients randomized into 3 separate cohorts Screening initiated in 1H 2024 Follow - up (48 weeks) Weeks 1 48 A: Imdusiran (60mg Q48W) + NA + Durvalumab (low dose at 2 pre - specified times) B: Imdusiran (60mg Q48W) + NA + Durvalumab (low dose at 2 pre - specified times) C: Imdusiran (60mg Q48W) + NA + Durvalumab (low dose at 2 pre - specified times) POC: Proof of Concept © 2024 Arbutus Biopharma, Inc. 16

Imdusiran Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China © 2024 Arbutus Biopharma, Inc. 17

Oral PD - L1 Inhibitor 18 © 2024 Arbutus Biopharma, Inc.

AB - 101: Oral PD - L1 Inhibitor for HBV Immune Reactivation Currently in a Phase 1a/1b clinical trial Rationale • HBV immune tolerance is a critical driver of cHBV infection • PD - 1:PD - L1 checkpoint axis plays a key role in immune tolerization in cHBV • PD - L1 expression upregulated during HBV infection • PD - 1 upregulated on HBV - specific T - and B - cells • Inhibition associated with HBsAg loss in some cHBV patients AB - 101 • Blocks PD - L1/PD - 1 interaction at sub - nM concentrations • Activates HBV - specific immune responses in T - cells from cHBV patients in vitro • Novel MOA identified • Demonstrates a robust checkpoint mediated in vivo effect • Improves HBV - specific T - and B - cell responses ex vivo Small - Molecule Inhibitor Approach PD - 1: Programmed death ligand protein | Abs: Antibodies © 2024 Arbutus Biopharma, Inc. 19 • Allows controlled checkpoint blockade • Enables oral dosing • Designed to reduce systemic safety issues seen with Abs

AB - 101: Small - Molecule Oral PD - L1 Inhibitor for HBV AB - 101 is highly potent and activates HBV specific immune cells from chronic HBV patients AB - 101 reinvigorates HBV - specific cHBV patient T - cells * Inactive AB - 101 PDL1 PBMCs N= cells from 9 cHBV patients *p< - 0.05 * 0 3 2 1 IFN - y Fold Increase Over HBV peptide alone Once daily oral administration of AB - 101 resulted in profound tumor reduction Study Day MC38 Tumor Mouse Model Tumor Volume (mm 3 ) Data presented at EASL 2022 PBMC: Peripheral Blood Mononuclear Cells © 2024 Arbutus Biopharma, Inc. 20

© 2024 Arbutus Biopharma, Inc. 21 Part 1: SAD (n=8/cohort – 6:2) 1C: Dose 3 1B: Dose 2 1A: Dose 1 Part 2: MAD (n=10/cohort – 8:2) 2A: Dose ≤ dose tested in Part 1; interval TBD 2B: Dose/interval TBD 3A: Dose ≤ dose tested in Part 2; interval TBD x 28d 3B: Dose/interval TBD x 28d 3C: Dose/interval TBD x 28d AB - 101 - 001: Phase 1a/1b Clinical Trial with AB - 101 Parts 1 & 2 – Healthy Subjects Part 3 – cHBV Patients (n=12/cohort – 10:2) Virally suppressed Additional optional dose panels may be used. Dosing initiated with preliminary data from MAD portion expected in 2 H 2024 . * Preliminary data shows AB - 101 is well tolerated and binds to the receptor target. In the 25mg cohort, all 5 evaluable subjects showed evidence of receptor occupancy between 50 - 100%. 1D: Dose 4 *

LNP Litigation: Update Moderna - Trial date April 21, 2025* • Fact discovery on - going • Markman Hearing occurred February 8, 2024 – judge heard arguments on claim construction. – Court provided ruling on April 3 and agreed with Arbutus’s position on the majority of the claims • Next Steps – Expert reports / depositions 80% to Genevant Arbutus owns 16% of Genevant 20% to Arbutus Royalties/litigation related damages *Above referenced date is included in the 2/27/2024 Court's Scheduling Order Extension and is subject to change. © 2024 Arbutus Biopharma, Inc. 22 Pfizer • Lawsuit ongoing • Date for claim construction hearing has not been set

2024 Key Milestones *Consists of cash, cash equivalents and marketable securities © 2024 Arbutus Biopharma, Inc. 23 Anticipated Timing 2024 Milestone 1H AB - 729 - 201 Phase 2a (imdusiran + IFN): End - of - treatment data 1H AB - 729 - 202 Phase 2a (imdusiran + VTP - 300): End - of - treatment data 1H AB - 729 - 203 (imdusiran + durvalumab): Initiate Phase 2a clinical trial 1H AB - 101 - 001: Preliminary data from healthy subject cohorts 2H AB - 729 - 202 Phase 2a (imdusiran + VTP - 300 + nivolumab): End - of - treatment data 2H AB - 101 - 001: Preliminary data from multiple - ascending dose healthy subject cohorts Cash balance * of $138M as of March 31, 2024, cash runway through Q2 2026; 2024 net cash burn between $63M and $67M

Thank You © 2024 Arbutus Biopharma, Inc.